                                 POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints ANDREW F. JOHNSON and THOMAS J. BELLGRAPH, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of HASTINGS MANUFACTURING COMPANY for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        Signature:  WILLIAM R. COOK

                                        Print Name: WILLIAM R. COOK

                                        Title:      DIRECTOR

                                 POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints ANDREW F. JOHNSON and THOMAS J. BELLGRAPH, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of HASTINGS MANUFACTURING COMPANY for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        Signature:  D. A. DECAMP

                                        Print Name: D. A.DECAMP

                                        Title:      DIRECTOR

                                 POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints ANDREW F. JOHNSON and THOMAS J. BELLGRAPH, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of HASTINGS MANUFACTURING COMPANY for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        Signature:  RICHARD FOSTER

                                        Print Name: RICHARD FOSTER

                                        Title:      DIRECTOR

                                 POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints ANDREW F. JOHNSON and THOMAS J. BELLGRAPH, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of HASTINGS MANUFACTURING COMPANY for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        Signature:  NEIL A. GARDNER

                                        Print Name: NEIL A. GARDNER

                                        Title:      DIRECTOR

                                 POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints ANDREW F. JOHNSON and THOMAS J. BELLGRAPH, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of HASTINGS MANUFACTURING COMPANY for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        Signature:  ANDREW F. JOHNSON

                                        Print Name: ANDREW F. JOHNSON

                                        Title:      CO-CEO AND DIRECTOR

                                 POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints ANDREW F. JOHNSON and THOMAS J. BELLGRAPH, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of HASTINGS MANUFACTURING COMPANY for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        Signature:  M. C. BENNETT

                                        Print Name: M. C. BENNETT

                                        Title:      DIRECTOR

                                 POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints ANDREW F. JOHNSON and THOMAS J. BELLGRAPH, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of HASTINGS MANUFACTURING COMPANY for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        Signature:  MARK R. S. JOHNSON

                                        Print Name: MARK R. S. JOHNSON

                                        Title:      CO-CEO AND DIRECTOR

                                 POWER OF ATTORNEY


     KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints ANDREW F. JOHNSON and THOMAS J. BELLGRAPH, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of HASTINGS MANUFACTURING COMPANY for the year ended December 31, 1997, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        Signature:  DALE W. KOOP

                                        Print Name: DALE W. KOOP

                                        Title:      DIRECTOR